Exhibit 99.1

E-N-G MOBILE SYSTEMS, INC.

Financial Statements

For the Years Ended

December 31, 2014 and 2013

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

E-N-G Mobile Systems, Inc.

We have audited the accompanying balance sheets of E-N-G Mobile Systems, Inc. at December 31, 2014 and 2013, and the related statements of operations, changes in stockholder’s equity and cash flows for each of the two years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E-N-G Mobile Systems, Inc. as of December 31, 2014 and 2013 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.
Boca Raton, Florida
March 9, 2016

2295 NW Corporate Blvd., Suite 240 • Boca Raton, FL 33431-7328

Phone: (561) 995-8270 • Toll Free: (866) CPA-8500 • Fax: (561) 995-1920

www.salbergco.com • info@salbergco.com

Member National Association of Certified Valuation Analysts • Registered with the PCAOB

Member CPAConnect with Affiliated Offices Worldwide • Member AICPA Center for Audit Quality

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E-N-G MOBILE SYSTEMS, INC.

BALANCE SHEETS

	December 31,
	2014	2013
Assets
Current assets
Cash	$923,880	$190,238
Accounts receivable - trade	175,595	203,914
Inventory	435,909	439,793
Prepaid expenses	31,711	25,612
Total current assets	1,567,095	859,557
Property and equipment
Furniture and fixtures	13,026	13,026
Office equipment	49,528	49,528
Machinery and equipment	107,142	107,142
Leasehold improvements	169,744	169,744
Vehicles	76,889	76,889
	416,329	416,329
Less accumulated depreciation	(380,956)	(370,580)
Net property and equipment	35,373	45,749
Other Assets
Deposits	7,200	7,200
Total other assets	7,200	7,200
Total assets	$1,609,668	$912,506

Liabilities and Stockholder’s Equity
Current liabilities
Accounts payable	$163,431	$77,072
Accrued expenses	63,863	71,719
Loan payable	11,130	11,130
Deferred revenue	918,715	212,309
Total current liabilities	1,157,139	372,230
Long-term liabilities
Loan payable, net of current portion	11,120	20,280
Total liabilities	1,168,259	392,510

Commitments and contingencies (Note 7)

Stockholder’s Equity
Common stock, $1.00 par value: 1,000 shares authorized 600 and 600 shares issued and outstanding as of December 31, 2014 and 2013, respectively.	600	600
Retained earnings	440,809	519,396
Total stockholder’s equity	441,409	519,996
Total liabilities and stockholder’s equity	$1,609,668	$912,506

See accompanying notes to financial statements

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E-N-G MOBILE SYSTEMS, INC.

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2014	2013
Revenues	$2,501,665	$4,394,861

Cost of revenues	1,536,899	2,894,662

Gross profit	964,766	1,500,199

Operating expenses
General and administrative	1,029,939	1,329,949
Depreciation	10,375	9,068
Total operating expenses	1,040,314	1,339,017
(Loss) income from operations	(75,548)	161,182
Other (expense) income
Gain on sale of equipment	-	1,718
State income tax	(800)	(1,600)
Interest expense	(2,239)	(1,003)
Total other (expense) income	(3,039)	(885)
Net income (loss)	$(78,587)	$160,297

See accompanying notes to financial statements

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E-N-G MOBILE SYSTEMS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

				Total
	Common Stock		Retained	Stockholder’s
	Shares	Amount	Earnings	Equity
Balance December 31, 2012	600	$600	$359,099	$359,699
Net income for the year ended December 31, 2013	-	-	160,297	160,297
Balance December 31, 2013	600	600	519,396	519,996
Net loss for the year ended December 31, 2014	-	-	(78,587)	(78,587)
Balance December 31, 2014	600	$600	$440,809	$441,409

See accompanying notes to financial statements

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E-N-G MOBILE SYSTEMS, INC.

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2014	2013
Cash flows from operating activities:
Net (loss) income	$(78,587)	$160,297
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	10,375	9,068
Gain on sale of equipment	-	(1,718)
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	28,319	41,928
Prepaid expenses	(6,099)	4,986
Inventory	3,884	320,718
Other assets	-	3,800
Increase (decrease) in:
Accounts payable	86,360	(91,354)
Accrued expenses	(7,856)	7,159
Deferred revenue	706,406	(39,420)
Net cash provided by operating activities	742,802	415,464
Cash flows from investing activities:
Acquisition of property and equipment	-	(37,585)
Net cash (used in) investing activities	-	(37,585)
Cash flows from financing activities:
Bank overdraft repayment	-	(41,551)
Loan proceeds (repayment)	(9,160)	31,410
Line of credit, net	-	(178,000)
Net cash (used in) financing activities	(9,160)	(188,141)

Net increase in cash	733,642	189,738

Cash - beginning of year	190,238	500

Cash - end of year	$923,880	$190,238

Supplemental cash flow disclosures:
Interest paid	$2,239	$1,003
State income tax paid	$800	$1,600

See accompanying notes to financial statements

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E-N-G MOBILE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 1 – Corporate Organization and Nature of Operations

E-N-G Mobile Systems, Inc. (“the Company”) was incorporated in the state of California, on August 1, 1988. The Company is a leader in innovation and creation of products for the mobile technology marketplace, building mobile solutions to customer specifications. The company builds mobile solutions which include Mobile Laboratories, homeland security vehicles, as well as mobile solutions for Utilities, News, and high tech companies.

Note 2 – Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Use of estimates includes the following: 1) accounts receivable valuation 2) inventory valuation, 3) estimated useful lives of property and equipment.

Cash and cash equivalents

For purposes of reporting cash flows, the Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2014 and 2013, the Company had no cash equivalents.

Account receivable and Allowance for doubtful accounts

Accounts receivable is stated at cost, net of any allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to meet their obligations. The Company uses the specific identification method of evaluating collectivity. Based on management’s evaluation of each customer, the Company considers all remaining accounts receivable to be fully collectible at December 31, 2014 and 2013 and therefore, did not provide for an allowance for doubtful accounts.

Inventory

Inventory consists of standard and manufactured frames and bodies of vehicles, and components to be added to mobile units and is stated at lower of cost or market on a first in first out basis.

Property and equipment

Property and equipment are carried at cost. Expenditures that materially increase values or extend useful lives are capitalized while replacements, maintenance and repairs that do not improve or extend the lives of the respective assets are charged against income as incurred. The net gain or loss on items retired or otherwise disposed of is credited or charged to other income or expense and the cost and accumulated depreciation are removed from the accounts.

Revenue recognition

The company designs vehicles for its customer pursuant to customer specifications. Revenues are recognized when the four principles of revenue recognition are met: 1) Pervasive evidence of an arrangement exists, 2) delivery or services performed, 3) fixed or determinable fees, 4) collectability reasonably assured. Given the short duration of most company projects (less than one year) the Company recognizes revenue upon completion and delivery in accordance with the customer contract or purchase order.

Revenue and Accounts Receivable Concentrations

During the years ended December 31, 2014 and 2013, respectively the Company earned revenue from its three largest customers of 19%, 15% and 12%, and four largest customers of 15%, 13%, 11% and 10%, respectively. As of December 31, 2014, the Company had accounts receivable from one customer of 68%. As of December 31, 2013, the Company had accounts receivable from one customer of 93%.

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E-N-G MOBILE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Concentrations of credit risk

Financial instruments which subject the Company to concentrations of credit risk include cash and accounts receivable. At times throughout the year, the Company might maintain bank balances that may exceed Federal Deposit Insurance Corporation (FDIC) insured limits. Periodically, the Company evaluates the credit worthiness of the financial institution and, has not experienced any losses in such accounts. The Company extends credit based on an evaluation of the customer’s financial condition, and secures its financial interest by maintaining title to the vehicle until final payment is made. Exposure to losses on receivables is principally dependent on each customer’s financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required.

Depreciation

A provision for depreciation of property and equipment is made on a basis considered adequate to amortize the related costs (net of salvage value) over their estimated useful lives using the straight-line method. Estimated useful lives are principally as follows: vehicles, 5 years; furniture and fixtures and office equipment, 5-7 years; leasehold improvements, 10-40 years; machinery and equipment 5-7 years.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs for the years ended December 31, 2014 and 2013 were $4,030 and $33,840, respectively.

Shipping and Handling

Costs incurred by the Company for freight in are included in costs of revenue. Freight in costs incurred for the years ended December 31, 2014 and 2013 were $31,470 and $60,774, respectively. Freight out cost incurred for the years ended December 31, 2014 and 2013 were minimal.

Legal Expenses

All legal costs for litigation matters are charged to expense as incurred.

Income taxes

E-N-G Mobile Systems Inc., with consent of the stockholder, has elected to be taxed as an S Corporation. In general, this election provides that income of the corporation passes through and is taxed directly to the stockholder and not to the E-N-G Mobile Systems Inc. Therefore, no provision or liability for income taxes is presented in these financial statements.

Management has evaluated the Company’s tax positions and concluded that the Company has taken no uncertain tax positions that require adjustment to or disclosures in the financial statements.  As of December 31, 2014, tax years since 2011 remain open for IRS audit. The Company has received no notice of audit from the Internal Revenue Service for any of the open tax years.

Fair Value

FASB ASC 820, Fair Value Measurements and Disclosure s (“ASC 820”) establishes a framework for all fair value measurements and expands disclosures related to fair value measurement and developments. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 requires that assets and liabilities measured at fair value are classified and disclosed in one of the following three categories:

Level 1 — Quoted market prices for identical assets or liabilities in active markets or observable inputs;

Level 2 — Significant other observable inputs that can be corroborated by observable market data; and

Level 3 — Significant unobservable inputs that cannot be corroborated by observable market data.

The carrying amounts of cash, accounts receivable, accounts payable, accrued expense payable and other liabilities approximate fair value because of the short-term nature of these items.

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E-N-G MOBILE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Recent Accounting Pronouncements

On May 28, 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which is effective for public entities for annual reporting periods beginning after December 15, 2016. The new revenue recognition standard provides a five-step analysis of transactions to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 shall be applied retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company is currently evaluating the impact of the pending adoption of ASU 2014-09 on the financial statements and has not yet determined the method by which the Company will adopt.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory, which requires an entity to measure most inventory at the lower of cost and net realizable value, thereby simplifying the current guidance under which an entity must measure inventory at the lower of cost or market. The accounting standard is effective prospectively for annual periods beginning after December 15, 2016, and interim periods therein. Early adoption is permitted as of the beginning of an interim or annual reporting period. The Company is currently evaluating the impact of this accounting standard.

Note 3 – Inventory

Inventory consisted of the following at December 31:

	2014	2013
Materials inventory	$402,118	$316,094
Truck and trailer inventory	33,791	123,699
	$435,909	$439,793

Note 4 – Loan Payable and Line of Credit

Loan payable consisted of the following as of December 31:

	2014	2013
Auto Loan payable	$22,250	$31,410
Less current portion	(11,130)	(11,130)
Long-term portion	$11,120	$20,280

The loan payable has an annual interest rate of 3.9% and will mature in February 2017.

The Company had a line of credit available for $350,000, with a variable interest rate which was 5% at December 31, 2014 and which matured in November 2015. The line of credit payable, activity and balances consisted of the following:

Line of credit balance as of December 31, 2012	$178,000
Borrowed during 2013	140,000
Less repayment during 2013	(318,000)
Line of credit balance as of December 31, 2013	$-
Borrowed during 2014	60,000
Less repayment during 2014	(60,000)
Line of credit balance as of December 31, 2014	$-

Note 5 – Deferred revenue

During the course of business projects, the Company requires front end funding to acquire the required materials and begin production. Customers are billed in advance of production to secure the necessary resources to facilitate timely completion of the project.

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E-N-G MOBILE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

This advance billing is included in the accompanying balance sheet as of December 31, under the following caption:

	2014	2013
Deferred revenue	$918,715	$212,309

Note 6 – Stockholder’s Equity

Common Stock

At December 31, 2014 and 2013, the Company had 1,000 shares of common stock authorized and 600 shares of common stock issued and outstanding.

Note 7 – Commitments and Contingencies

Lease Commitment

The Company leases certain office space under an operating lease. The lease is currently on a month-to-month commitment with monthly rental payments of $7,564. Total rent expense under this lease for the years ended December 31, 2014 and 2013 was $92,226 and $96,056, respectively.

Legal Proceedings

Management is not aware of any legal claims that would have a significant adverse impact on the company’s financial position.

Note 8 – Subsequent events

On December 22, 2015, PositiveID Corporation (“PositiveID”) entered into a stock purchase agreement with the sole owner of E-N-G Mobile Systems Inc. (“ENG”), wherein PositiveID purchased all of the stock of ENG. The transaction was finalized at the end of the day on December 24, 2015, and PositiveID assumed control. The consideration to the owner for the purchase was a combination of cash ($750,000), a convertible promissory note issued to the owner ($150,000 at 5% per year due on December 31, 2016), and additional “earnout” payments of 5% on contracts and purchase orders on an agreed backlog schedule. As part of these agreements, the parties also entered into a security agreement securing delivery of the shares and perfecting the interest in the convertible promissory note.

Additionally, on December 22, 2015, PositiveID entered into a consulting agreement with the Company’s owner to provide consulting services as an independent contractor, to assist with the transition of control to PositiveID. PositiveID has committed to pay a consulting fee of $10,000 per month for a period of 24 months starting in January 2016.

Management has evaluation the subsequent events through March 9, 2016 the date at which the financial statements were available for issuance.

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